SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             JNL Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________





                                JNL SERIES TRUST

                          JNL AGGRESSIVE GROWTH SERIES
                            JNL CAPITAL GROWTH SERIES
                           JNL GLOBAL EQUITIES SERIES
                             JNL/ALGER GROWTH SERIES
                          JNL/EAGLE CORE EQUITY SERIES
                        JNL/EAGLE SMALLCAP EQUITY SERIES
                            JNL/PUTNAM GROWTH SERIES
                         JNL/PUTNAM VALUE EQUITY SERIES
                         PPM AMERICA/JNL BALANCED SERIES
                     PPM AMERICA/JNL HIGH YIELD BOND SERIES
                       PPM AMERICA/JNL MONEY MARKET SERIES
                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES
           SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 1998


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on April 24, 1998, at 9:30 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To elect two trustees to serve until their respective successors are elected and have qualified;


2.a. (SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES ONLY)

     To approve or disapprove a new Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc;


2.b. (SALOMON BROTHERS/JNL GLOBAL BOND SERIES ONLY)

     To approve or disapprove a new Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc and a new Sub-Advisory Consulting Agreement among Jackson National Financial Services Inc., Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited;

3. a. To approve or disapprove the modification of the investment policy of each Series of the Trust concerning diversification, as described in the accompanying Proxy Statement;

3. b. To approve or disapprove the elimination of the investment policy of each Series of the Trust concerning percentage ownership of securities, as described in the accompanying Proxy Statement;


4. To ratify or reject the Board of Trustees' selection of Price Waterhouse LLP as the independent accountants of the Trust for the year ending December 31, 1998;

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at the close of business on February 27, 1998, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT; FOR THE NEW SUB-ADVISORY AGREEMENT; FOR THE NEW SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY CONSULTING AGREEMENT; FOR THE MODIFICATION OF THE INVESTMENT POLICY CONCERNING DIVERSIFICATION; FOR THE ELIMINATION OF THE INVESTMENT POLICY RESTRICTING PERCENTAGE OWNERSHIP OF SECURITIES; FOR THE RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE TRUST.


                                     By Order of the Board of Trustees,

March __, 1998
Lansing, Michigan                    THOMAS J. MEYER
                                     Secretary

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1997, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 322-8257 OR WRITING TO THE JNL SERIES TRUST SERVICE CENTER, P.O. BOX 25127, LANSING, MI 48909.


                                JNL SERIES TRUST

                          JNL AGGRESSIVE GROWTH SERIES
                            JNL CAPITAL GROWTH SERIES
                           JNL GLOBAL EQUITIES SERIES
                             JNL/ALGER GROWTH SERIES
                          JNL/EAGLE CORE EQUITY SERIES
                        JNL/EAGLE SMALLCAP EQUITY SERIES
                            JNL/PUTNAM GROWTH SERIES
                         JNL/PUTNAM VALUE EQUITY SERIES
                         PPM AMERICA/JNL BALANCED SERIES
                     PPM AMERICA/JNL HIGH YIELD BOND SERIES
                       PPM AMERICA/JNL MONEY MARKET SERIES
                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES
           SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                  5901 EXECUTIVE DRIVE, LANSING, MICHIGAN 48911

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 1998

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), which consists of separate Series (each a "Series" and collectively the "Series"). This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of certain Series to be held jointly at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911, on April 24, 1998, at 9:30 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying proxy card(s) were first mailed to Shareholders on or about March 19, 1998.

The Trustees have fixed the close of business on February 27, 1998 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were ________________ Shares of the JNL Aggressive Growth Series, _____________ Shares of the JNL Capital Growth Series, ____________ Shares of the JNL Global Equities Series, _____________ Shares of the JNL/Alger Growth Series, _______________ Shares of the JNL/Eagle Core Equity Series, ______________ Shares of the JNL/Eagle SmallCap Equity Series, _______________ Shares of the JNL/Putnam Growth Series, _______________ Shares of the JNL/Putnam Value Equity Series, _____________ Shares of the PPM America/JNL Balanced Series, _____________ Shares of the PPM America/JNL High Yield Bond Series, _______________ Shares of the PPM America/JNL Money Market Series, _______________ Shares of the Salomon Brothers/JNL Global Bond Series, ______________ Shares of the Salomon Brothers/JNL U.S. Government & Quality Bond Series, ______________ Shares of the T. Rowe Price/JNL Established Growth Series, _______________ Shares of the

T. Rowe Price/JNL International Equity Investment Series, ______________ Shares of the T. Rowe Price/JNL Mid-Cap Growth Series outstanding.

VOTING

The Agreement and Declaration of Trust for the JNL Series Trust dated June 1, 1994 (the "Declaration of Trust") provides that thirty percent of the aggregate number of Shares in any Series that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series at a Shareholders' meeting.

The Declaration of Trust further provides that Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each Series of the Trust owned by the Shareholder.

Shares which represent interests in a particular Series of the Trust vote separately on those matters which pertain only to that series. The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, an affirmative vote of a plurality of the Shares is required to approve the Proposal. With respect to Proposals 2(a), 2(b), 3(a) and 3(b), a vote of the "majority of the outstanding voting securities" of a Series, which shall mean the lesser of (i) 67% or more of the Shares of the Series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Series, is necessary to approve each of the Proposals. With respect to Proposal 4, an affirmative vote of a majority of the Shares is required to approve the Proposal.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") to be issued by Jackson National Life Insurance Company ("Jackson National Life"). All shares of each Series of the Trust are owned by Jackson National Life. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), Jackson National Life will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of each Series of the Trust will be voted by Jackson National Life in accordance with voting instructions received from such Variable Contract owners. Jackson National Life will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to Jackson National Life's interest in the Trust. Jackson National Life has fixed the close of business on April 20, 1998, as the last day on which voting instructions will be accepted.

The costs of the Meeting will be paid by Jackson National Life and by Travelers Group Inc. ("Travelers"). This Proxy is solicited by the Trustees.


THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT; FOR THE NEW SUB-ADVISORY AGREEMENT; FOR THE NEW SUB-ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY CONSULTING AGREEMENT; FOR THE MODIFICATION OF THE INVESTMENT POLICY CONCERNING DIVERSIFICATION; FOR THE ELIMINATION OF THE INVESTMENT POLICY RESTRICTING PERCENTAGE OWNERSHIP OF SECURITIES; AND FOR THE RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE TRUST.

The Trust knows of no business other than that described in Proposals 1, 2, 3 and 4 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

This Proxy Statement and the accompanying form of proxy will first be mailed to Shareholders on or about March 19, 1998.

                               PROXY SUMMARY TABLE

The Proposals are to be voted upon by Shareholders of the Series as follows:

      PROPOSALS                                  SERIES TO WHICH EACH PROPOSAL APPLIES
      ---------                                  -------------------------------------

1.  Election of Trustees                         JNL AGGRESSIVE GROWTH SERIES
                                                 JNL CAPITAL GROWTH SERIES
                                                 JNL GLOBAL EQUITIES SERIES
                                                 JNL/ALGER GROWTH SERIES
                                                 JNL/EAGLE CORE EQUITY SERIES
                                                 JNL/EAGLE SMALLCAP EQUITY SERIES
                                                 JNL/PUTNAM GROWTH SERIES
                                                 JNL/PUTNAM VALUE EQUITY SERIES
                                                 PPM AMERICA/JNL BALANCED SERIES
                                                 PPM AMERICA/JNL HIGH YIELD BOND SERIES
                                                 PPM AMERICA/JNL MONEY MARKET SERIES
                                                 SALOMON BROTHERS/JNL GLOBAL BOND SERIES
                                                 SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                                                 T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                                                 T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                                                 T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

2.a.  Approval of a new sub-                     SALOMON BROTHERS/JNL
      advisory agreement between                 U.S. GOVERNMENT AND QUALITY BOND SERIES
      Jackson National Financial
      Services, Inc. and Salomon
      Brothers Asset Management Inc

2.b.  Approval of a new sub-advisory             SALOMON BROTHERS/JNL GLOBAL BOND SERIES
      agreement between Jackson
      National Financial Services,
      Inc. and Salomon Brothers Asset
      Management Inc and a new sub-
      advisory consulting agreement
      among Jackson National
      Financial Services Inc.,
      Salomon Brothers Asset
      Management Inc and Salomon
      Brothers Asset Management
      Limited

3.a.  Modification of the investment             JNL AGGRESSIVE GROWTH SERIES
      policy of the Trust concerning             JNL CAPITAL GROWTH SERIES
      diversification, as described              JNL GLOBAL EQUITIES SERIES
      in the Proxy Statement                     JNL/ALGER GROWTH SERIES
                                                 JNL/EAGLE CORE EQUITY SERIES
                                                 JNL/EAGLE SMALLCAP EQUITY SERIES
                                                 JNL/PUTNAM GROWTH SERIES
                                                 JNL/PUTNAM VALUE EQUITY SERIES
                                                 PPM AMERICA/JNL BALANCED SERIES
                                                 PPM AMERICA/JNL HIGH YIELD BOND SERIES
                                                 PPM AMERICA/JNL MONEY MARKET SERIES
                                                 SALOMON BROTHERS/JNL GLOBAL BOND SERIES
                                                 SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                                                 T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                                                 T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                                                 T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

3.b.  Elimination of the investment              JNL AGGRESSIVE GROWTH SERIES
      policy of the Trust restricting            JNL CAPITAL GROWTH SERIES
      percentage ownership of                    JNL GLOBAL EQUITIES SERIES
      securities, as described in the            JNL/ALGER GROWTH SERIES
      Proxy Statement                            JNL/EAGLE CORE EQUITY SERIES
                                                 JNL/EAGLE SMALLCAP EQUITY SERIES
                                                 JNL/PUTNAM GROWTH SERIES
                                                 JNL/PUTNAM VALUE EQUITY SERIES
                                                 PPM AMERICA/JNL BALANCED SERIES
                                                 PPM AMERICA/JNL HIGH YIELD BOND SERIES
                                                 PPM AMERICA/JNL MONEY MARKET SERIES
                                                 SALOMON BROTHERS/JNL GLOBAL BOND SERIES
                                                 SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                                                 T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                                                 T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                                                 T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

4.   Ratification of Price                       JNL AGGRESSIVE GROWTH SERIES
     Waterhouse LLP as independent               JNL CAPITAL GROWTH SERIES
     accountants for the Trust                   JNL GLOBAL EQUITIES SERIES
                                                 JNL/ALGER GROWTH SERIES
                                                 JNL/EAGLE CORE EQUITY SERIES
                                                 JNL/EAGLE SMALLCAP EQUITY SERIES
                                                 JNL/PUTNAM GROWTH SERIES
                                                 JNL/PUTNAM VALUE EQUITY SERIES
                                                 PPM AMERICA/JNL BALANCED SERIES
                                                 PPM AMERICA/JNL HIGH YIELD BOND SERIES
                                                 PPM AMERICA/JNL MONEY MARKET SERIES
                                                 SALOMON BROTHERS/JNL GLOBAL BOND SERIES
                                                 SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                                                 T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
                                                 T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                                                 T. ROWE PRICE/JNL MID-CAP GROWTH SERIES


PROPOSAL 1:    ELECTION OF TRUSTEES

The Trustees

The Trust may, but is not required to, hold annual meetings of shareholders for the election of Trustees. The current Board of Trustees has selected and nominated all nominees for election as Trustees at this Special Meeting of Shareholders. The two individuals named in the table below have been nominated for election as Trustees, each to hold office until his successor is duly elected and has qualified.

The Declaration of Trust provides that the Board shall consist of not less than three trustees. Following the Meeting, the Trust does not contemplate holding regular meetings of Shareholders to elect Trustees or otherwise. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the Shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term. The Trust has no procedure to consider persons recommended by Variable Contract owners for nomination to the Board of Trustees of the Trust.

When an investment company does not hold regular annual meetings, it is a requirement under the 1940 Act and a policy of the Trust that holders of record of not less than two-thirds of the outstanding shares of the investment company may file a declaration in writing or may vote at a special meeting of shareholders for the purpose of removing a Trustee. The Board will be required to promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee(s) when required to do so by the record holders of not less than 10% of the total outstanding shares of the Trust. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with Shareholders.

Each of the nominees named below has agreed to serve as a Trustee if elected; however should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board of Trustees.

The following is a list of the names, ages, principal occupations respecting the Trustee nominees. Mr. Hopping is currently a Trustee of the Trust.

Name and Age                      Principal Occupations or Employment in
                                  Past 5 Years
____________________              ____________________________________________

Andrew B. Hopping*
Age: 39 President and Chief Executive Officer, August 1997 to present, Vice President, Treasurer & Chief Financial Officer,
                                  August 1996 to August 1997, JNL Series
                                  Trust; Director, June 1997 to present,
                                  President and Chief Executive Officer, July
                                  1997 to present, Jackson National Financial
                                  Services, Inc.; Director, July 1997 to
                                  present, Vice President, Chief Financial
                                  Officer and Financial Principal, July 1997 to present, Jackson National Life Distributors, Inc.; Director, September 1997 to present; Senior Vice President, November 1995 to Present, Jackson National Life Insurance Company of New York; Chief Financial Officer; December 1997 to present, Senior Vice President, June 1994 to present, Jackson National Life Insurance Company; Executive Vice President, 1991 to June 1994, Countrywide Credit

Robert A. Fritts*                 Treasurer and Chief Financial Officer,
Age: 49                           August 1997 to present, Vice President,
                                  December 1994 to present, Assistant
                                  Treasurer, February 1996 to August 1997,
                                  Assistant Secretary, December 1994 to
                                  February 1996, JNL Series Trust; Vice
                                  President and Assistant Secretary, November
                                  1995 to present, Jackson National Life
                                  Insurance Company of New York; Assistant
                                  Treasurer, 1980 to May 1995, Vice President
                                  and Controller-Financial Operations, May
                                  1995 to present, Jackson National Life
                                  Insurance Company; Vice President,
                                  Controller and Assistant Treasurer, December
                                  1994 to December 1997, Jackson National
                                  Capital Management Funds.
__________________
* "Interested persons" as defined in the 1940 Act.

The following is a list of the names, ages, principal occupations and other information respecting the current Trustees (other than Mr. Hopping).

Name and Age                      Principal Occupations or Employment in Past
                                  5 Years
____________________              ____________________________________________

Joseph Frauenheim                 Consultant
Age 63

Richard McLellan                  Attorney, Dykema Gossett PLLC.
Age 54

Peter McPherson                   President, Michigan State University.
Age 57

Trustees who are "interested persons" receive no compensation from the Trust. Disinterested Trustees will be paid the sum of $4,000 for each meeting of the Board which they attend, or any committee meeting if held on a day on which no board meeting is held.

For the year ended December 31, 1997, the Disinterested Trustees received the following fees for service as Trustee:

                                          Pension or
                      Aggregate           Retirement Benefits       Total Compensation
                      Compensation from   Accrued As Part of        From Trust and
Fund Trustee          Trust               Trust Expenses            Complex
------------          -----               --------------            -------
Joseph Frauenheim     $23,500                 0                     $23,500
Richard McLellan       10,500                 0                      10,500
Peter McPherson        23,500                 0                      23,500

During the last fiscal year, the Board of Trustees held seven meetings.

The Board of Trustees has appointed an Audit Committee comprised of Mr. Hopping, Mr. Frauenheim and Mr. Fritts. The Audit Committee held one meeting during the last fiscal year. The Audit Committee makes recommendations to the Board concerning the selection of the Trusts' independent accountants and reviews with such accountants the scope and results of the Trusts' annual audit. Mr. Hopping and Mr. Fritts are "interested persons" of the Trust as defined in the 1940 Act.

The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust's officers currently receive no compensation from the Trust but are also officers of the Jackson National Financial Services, Inc. and certain of its affiliates and receive compensation in such capacities.

The following table sets forth certain information concerning the current principal executive officers of the Trust.

                    Positions and         Other Principal Occupations
Name and Age        Offices with Trust    in Past 5 Years
______________      ___________________   ____________________________________

Andrew B. Hopping   President and Chief   Director, June 1997 to present,
Age: 39             Executive Officer     President and Chief Executive
                    and Trustee           Officer, July 1997 to present,
                                          Jackson National Financial Services,
                                          Inc,; Director, July 1997 to
                                          present, Vice President, Chief
                                          Financial Officer and FINOP, July
                                          1997 to present; Jackson National
                                          Life Distributors, Inc.; Director,
                                          September 1997 to present; Senior
                                          Vice President, November 1995 to
                                          present, Jackson National Life
                                          Insurance Company of New York; Chief
                                          Financial Officer, December 1997 to
                                          present, Senior Vice President, June
                                          1994 to present, Jackson National
                                          Life Insurance Company; Executive
                                          Vice President, 1991 to June 1994,
                                          Countrywide Credit.

Robert A. Fritts    Vice President,       Vice President, Assistant Secretary,
Age: 49             Treasurer and Chief   November 1995 to present; Jackson
                    Financial Officer     National Life Insurance Company of
                                          New York; Assistant Treasurer,
                                          1980 to May 1995, Vice President and
                                          Controller-Financial Operations,
                                          May 1995 to present, Jackson
                                          National Life Insurance Company;
                                          Vice President, Controller and
                                          Assistant Treasurer, December
                                          1994 to December 1997, Jackson
                                          National Capital Management Funds.

Thomas J. Meyer      Vice President,     Vice President, General Counsel
Age: 51              Counsel and         and Secretary, June 1995 to present,
                     Secretary           Jackson National Life Distributors,
                                         Inc.; Vice President, Secretary and
                                         General Counsel, November 1995 to
                                         present, Jackson National Life
                                         Insurance Company of New York;
                                         Secretary, September 1994 to present,
                                         Vice President, and General Counsel,
                                         March 1985 to present, Jackson
                                         National Life Insurance Company;
                                         Secretary and Chief Legal Officer,
                                         November 1991 to January 1998, Vice
                                         President, September 1994 to January
                                         1998, Director, June 1995 to January
                                         1998, Jackson National Financial
                                         Services, Inc.; Vice President and
                                         Secretary, 1992 to December 1997,
                                         Jackson National Capital Management
                                         Funds.

Mark D. Nerud        Vice President      Chief Operating Officer and
Age: 31              and Assistant       Treasurer, July 1997 to present,
                     Treasurer           Jackson National Financial Services,
                                         Inc.; Chief Operating Officer, July
                                         1997 to present, Jackson National
                                         Life Distributors, Inc.; Assistant
                                         Vice President - Mutual Funds
                                         Operations, March 1997 to present,
                                         Assistant Controller, October 1996
                                         to October 1997, Senior Manager -
                                         Mutual Fund Operations, April 1996
                                         to October 1996, Jackson National
                                         Life Insurance Company; Manager -
                                         Mutual Fund Accounting, May 1993 to
                                         April 1996, Voyager Asset Manager
                                         Company; Manager - Financial
                                         Services, June 1988 to May 1993,
                                         KPMG Peat Marwick.

Amy D. Eisenbeis    Vice President       Chief Legal Officer, Vice President
Age: 33             and Assistant        and Secretary, January 1998 to
                    Secretary            present, Assistant Secretary, June
                                         1997 to January 1998, Jackson
                                         National Financial Services, Inc.;
                                         Associate General Counsel, July 1995
                                         to present, Jackson National Life
                                         Insurance Company, Staff Attorney,
                                         January 1994 to July 1995, Waddell &
                                         Reed, Inc.; Staff Attorney, October
                                         1991 to January 1994, Security
                                         Benefit Life Insurance Company.

On the Record Date, the officers and Trustees of the Trust, as a group, owned Variable Contracts representing less than 1% of the outstanding Shares of the Trust.

REQUIRED VOTE

An affirmative vote of a plurality of the Shares, present in person or represented by proxy is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THIS PROXY STATEMENT.

PROPOSALS 2.A. AND 2.B.

2.a. TO BE VOTED ON BY SHAREHOLDERS OF SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES ONLY:

To approve or disapprove a new Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc;

2. b. TO BE VOTED ON BY SHAREHOLDERS OF SALOMON  BROTHERS/JNL GLOBAL BOND SERIES
ONLY:

To approve or disapprove a new Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc and a new Sub-Advisory Consulting Agreement among Jackson National Financial Services Inc., Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited.

INTRODUCTION

Jackson National Financial Services, Inc.(the "Adviser") serves as investment adviser to the Trust pursuant to the Amended Investment Advisory and Management Agreement, dated August 17, 1995 (the "Investment Advisory Agreement"). The Adviser's address is 5901 Executive Drive, Lansing, Michigan 48911. Under the Investment Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Investment Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

Salomon Brothers Asset Management Inc ("SBAM") currently serves as sub-adviser to each of the Salomon Brothers/JNL U.S. Government & Quality Bond Series and the Salomon Brothers/JNL Global Bond Series (collectively, the "Salomon Series' or individually the "Series") pursuant to a sub-advisory agreement dated February 8, 1995 (the "Existing SBAM Agreement").

As a result of the Transaction described below, Salomon Inc ("Salomon"), the ultimate parent corporation of SBAM and Salomon Brothers Asset Management Limited ("SBAM Limited"), was reconstituted as Salomon Smith Barney and became a wholly-owned subsidiary of Travelers. The Transaction could be deemed to result in an "assignment", as defined in the 1940 Act, of the Existing SBAM Agreement.

As required by the 1940 Act, the Existing SBAM Agreement provides for its automatic termination in the event of its "assignment," as defined in the 1940 Act. Therefore, in connection with the Transaction, the Board of Trustees is proposing that each Series' Shareholders approve a new sub-advisory agreement between the Adviser and SBAM (the "New SBAM Agreement"). The New SBAM Agreement is substantially identical to the Existing SBAM Agreement. A description of the New SBAM Agreement, including the services to be provided by SBAM thereunder, is set forth below.

Travelers and Salomon have received exemptive relief from the Securities and Exchange Commission which permits the New SBAM Agreement to go into effect without Shareholder approval and allows the Sub-Adviser to collect fees pursuant to the New SBAM Agreement, such fees to be held in escrow pending Shareholder approval which must occur within 150 days following the closing of the Transaction. Therefore, in order to ensure continuity in the management of the Portfolio, Shareholders are being asked to approve the New SBAM Agreement.

INFORMATION CONCERNING SBAM

SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). SBAM has served as sub-adviser to the Salomon Series pursuant to the Existing SBAM Agreement since commencement of operations. As of December 31, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $26 billion of assets, of which SBAM managed approximately $19.3 billion.

SBAM is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, ("SBHC"), which in turn is a wholly-owned subsidiary of Salomon. The principal business address of each of the foregoing entities is 7 World Trade Center, New York, New York 10048.

The names, titles and principal occupations of the current directors and executive officers of SBAM are set forth in the following table:


NAME                                       TITLE AND PRINCIPAL OCCUPATION
----                                       ------------------------------
Thomas W. Brock                            Chairman, Chief Executive Officer
                                           and Managing Director of SBAM and
                                           Managing Director and Member of
                                           the Management Board of Salomon
                                           Brothers Inc

Michael S. Hyland                          President, Managing Director and
                                           Member of the Board of SBAM and
                                           Managing Director of Salomon
                                           Brothers Inc

Rodney B. Berens                           Managing Director and Member of the
                                           Board of SBAM and Managing Director
                                           and Member of the Management Board
                                           of Salomon Brothers Inc

Vilas V. Gadkari                           Managing Director and Member of the
                                           Board of SBAM and Managing Director
                                           of Salomon Brothers Inc

Zachary Snow                               Secretary of SBAM and Managing
                                           Director of Counsel of Salomon
                                           Brothers Inc

The business address of each person listed above other than Mr. Gadkari is 7 World Trade Center, New York, New York 10048 and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London, England SWIW OSB.

THE TRANSACTION

On November 28, 1997, a wholly-owned subsidiary of Travelers was merged into Salomon, with Salomon continuing as the surviving entity and changing its name to Salomon Smith Barney Holdings Inc.("Salomon Smith Barney") pursuant to a Merger Agreement entered into between Travelers and Salomon (the "Transaction"). SBHI merged with and into Salomon Smith Barney, with Salomon Smith Barney as the survivor. In connection with the Transaction, Travelers issued 1.695 shares of its common stock in exchange for each outstanding share of Salomon common stock. Salomon preferred stockholders received one newly issued share of a corresponding series of Travelers preferred stock with terms substantially identical to those of the respective series of Salomon preferred stock they were exchanging. The total value of the Transaction was approximately $9 billion.

Travelers has advised each Series that it anticipates that SBAM will continue to provide the same level of sub-advisory services as has been provided to each Series prior to consummation of the Transaction.

Travelers is a publicly traded financial services holding company whose principal business address is 388 Greenwich Street, New York, New York 10013. Travelers is a diversified, integrated financial services company engaged in investment and asset management services, consumer finance services, and life and property-casualty insurance services. Travelers' investment services include investment banking, asset management, retail brokerage and other financial services provided through SBHI and certain of its subsidiaries.

SECTION 15(f) OF THE 1940 ACT

Section 15(f) of the 1940 Act is available to the parties in connection with the Transaction. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs (under the Transaction, the sub-adviser, SBAM and sub-advisory consultant, SBAM Limited), the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Board of Trustees is aware of no circumstances arising from the Transaction that might result in an unfair burden being imposed on the Salomon Series. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the new sub-adviser or its predecessor. The current composition of the Board of Trustees is in compliance with this condition.

EXISTING SBAM AGREEMENTS AND NEW SBAM AGREEMENTS

The Existing SBAM Agreement and the New SBAM Agreement are substantially identical, except for the dates of execution, effectiveness and termination. The following description of the New SBAM Agreement is qualified in its entirety by reference to the form of New SBAM Agreement marked to indicate the changes from the Existing SBAM Agreement and is attached hereto as Exhibit A.

Services to be Performed

Pursuant to the New SBAM Agreement, SBAM will continue to manage and supervise each Series' investment program.

Expenses and Advisory Fees

The New SBAM Agreement provides that each Series is responsible for all of its expenses and liabilities, except that SBAM is responsible for certain expenses in connection with maintaining a staff within its organization to furnish the above services to the Salomon Series.

FOR EACH SALOMON SERIES, THE RATE USED TO DETERMINE FEES PAYABLE BY THE SERIES PURSUANT TO THE NEW SBAM AGREEMENT IS IDENTICAL TO THE RATE IN THE EXISTING SBAM AGREEMENT. Consequently, the Adviser will pay SBAM a fee at a rate under its New SBAM Agreement which is identical to the fee rate for the Existing SBAM Agreement, which is set forth in the table below. SBAM remitted a certain percentage of such fees to SBAM Limited (with respect to the Salomon Brothers/JNL Global Bond Series), pursuant to the Sub-Advisory Consulting Agreement (see Proposal 2.b. below).

                         SERIES                                                         SUB-ADVISORY FEE
                         ------                                                         ----------------

                                                                    $0 to       $50 to   $100 to      $150 to     $300 to   Over
(*M -- MILLION)                                                    $50 M       $100 M    $150 M       $300 M      $500 M    $500 M
---------------                                                    -----       ------    ------       ------      ------    ------
Salomon Brothers/JNL Global Bond Series*..................        .375%        .35%      .35%         .30%        .30%      .25%
Salomon Brothers/JNL U.S. Government & Quality                    .225%        .225%     .225%        .175%       .15%      .10%
Bond Series...............................................

* In connection with the Sub-Advisory Consulting Agreement between the Adviser, SBAM and SBAM Ltd, SBAM will pay SBAM Ltd a portion of its advisory fee. The amount payable to SBAM Ltd will be equal to the fee payable under SBAM's Sub-Advisory Agreement multiplied by the portion of the assets of the Series that SBAM Ltd has been delegated to manage divided by the current value of the net assets of this Series.

The aggregate amount of compensation paid by the Adviser to SBAM for its services to the Salomon Brothers/JNL U.S. Government & Quality Bond Series and to the Salomon Brothers/JNL Global Bond Series for the year ended December 31, 1997, was $38,076 and $94,086, respectively.


Limitation of Liability

As set forth more fully in Exhibit A, the New SBAM Agreement is identical to the Existing SBAM Agreement and provides that, in the absence of willful misfeasance, bad faith, gross negligence or by reckless disregard for its obligations thereunder ("disabling conduct"), SBAM shall not be liable to the Adviser for any error of judgment or mistake of law or for any loss suffered by the Series in connection with, the performance of its duties thereunder.

Duration and Termination

The New SBAM Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by the Board of Trustees or by a vote of a "majority of the outstanding voting securities" (as defined in the 1940
Act) of the respective Series. The New SBAM Agreement may be terminated, without penalty, on sixty days' written notice by the Trust or by the Adviser or on ninety days' written notice by SBAM. The New SBAM Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Table below provides information with respect to the investment companies with similar investment objectives to each Series for which SBAM provides management, advisory or sub-advisory services.


NAME OF FUND                                           ANNUAL FEE RATE                         ASSET SIZE
------------                                           ---------------                         ----------
                                                                                               (as of 1/31/98)
COMPARABLE TO SALOMON BROTHERS/JNL
U.S. GOVERNMENT & QUALITY BOND
SERIES

Salomon Brothers U.S. Government
 Income Fund (GIF) (1)                                 .60%                                      $14,617,292

Salomon Brothers U.S. Government                       first $200 million-.225%
 Series, an investment portfolio                       next  $300 million-.150%
 of New England Zenith Fund (2)                        over  $500 million-.100%                  $22,500,603

U.S. Government Securities Trust,                      first $200 million-.225%
 an investment Portfolio of NASL                       next  $300 million-.150%
 Series Trust (2)                                      over  $500 million-.100%                 $259,000.623

U.S. Government Securities Fund,                       first $200 million-.225%
 an investment portfolio of North                      next  $300 million-.15%
 American Funds (2)                                    over  $500 million-.10%                   $82,311,505

Salomon Brothers U.S. Government                       .225%                                      $4,080,901
 Securities Portfolio, an
 investment portfolio of WNL
 Series Trust

COMPARABLE TO SALOMON BROTHERS/JNL
GLOBAL BOND SERIES

Salomon Brothers Strategic Bond
 Fund (SBD) (1)                                        .75%                                      $90,783,706


Salomon Brothers Asset Management                      SBAM Limited is paid by
 Limited (SBAM Limited) acts as                        SBAM, out of its
 Subadviser to this Fund                               management fee, an
                                                       amount equal to the fee
                                                       payable under the
                                                       management contract
                                                       between SBAM and the
                                                       Fund multiplied by the
                                                       current value of net
                                                       assets of the Fund that
                                                       SBAM allocates to SBAM
                                                       Limited.

Salomon Brothers Strategic Bond                        first $50 million-.35%
 Opportunity Series, an investment                     next $150 million-.30%
 portfolio of New England Zenith                       next $300 million-.25%
 Fund (2)                                              over $500 million-.10%                    $75,430,414

Strategic Bond Trust, an                               first $50 million-.35%
 investment portfolio of NASL                          next $150 million-.30%
 Series Trust (2)                                      next $300 million-.25%
                                                       over $500 million-.20%                   $378,739,696

Strategic Income Fund, an                              first $50 million-.35%
 investment portfolio of North                         next $150 million-.30%
 American Funds (2)                                    next $300 million-.25%
                                                       over $500 million-.20%                    $86,026,728

(1) For the last fiscal year, the Sub-Adviser waived certain management fees and voluntarily absorbed certain expenses.

(2) With respect to this Fund, the Sub-Adviser serves as subadvisers and, accordingly the sponsoring investment adviser pays the Sub-Adviser a portion of the total advisory fee.

ADDITIONAL INFORMATION FOR PROPOSAL 2.B.

ONLY SHAREHOLDERS OF SALOMON BROTHERS/JNL GLOBAL BOND SERIES WILL VOTE ON PROPOSAL 2.B.

INTRODUCTION

SBAM Limited provides certain sub-advisory services relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Salomon Brothers/JNL Global Bond Series pursuant to a sub-advisory consulting agreement currently in place between the Adviser, SBAM, and SBAM Limited dated August 17, 1995 (the "Existing SBAM Limited Agreement").

As required by the 1940 Act, the Existing SBAM Limited Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act, as well as in the event of the termination of the sub-advisory agreement between SBAM and the Adviser. As discussed under Proposal 2.a. above, consummation of the Transaction could be deemed to result in the assignment (and technical termination) of the Existing SBAM Agreement and the Existing SBAM Limited Agreement. For a discussion of the Transaction, see "The Transaction" above. Therefore, the Board of Trustees is proposing that Shareholders of the Salomon Brothers/JNL Global Bond Series approve a new sub- advisory consulting agreement between SBAM and SBAM Limited (the "New SBAM Limited Agreement"). The New SBAM Limited Agreement proposed for the Salomon Brothers/JNL Global Bond Series is substantially identical to the Existing SBAM Limited Agreement. A description of the New SBAM Limited Agreement proposed for the Series, including the services to be provided by SBAM Limited thereunder, is set forth below.

Travelers and Salomon have received exemptive relief from the Securities and Exchange Commission which permits the New SBAM Limited Agreement to go into effect without Shareholder approval and allows the Sub-Adviser to collect fees pursuant to the New SBAM Limited Agreement, such fees to be held in escrow pending Shareholder approval which must occur within 150 days following the closing of the Transaction. Therefore, in order to ensure continuity in the management of the Portfolio, Shareholders are being asked to approve the New SBAM Limited Agreement.

INFORMATION CONCERNING SBAM LIMITED

SBAM Limited is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Series. SBAM Limited is a wholly-owned subsidiary of Salomon Brothers Europe Limited, which in turn is a wholly-owned subsidiary of Salomon (International) Finanz AG, which in turn is a wholly-owned subsidiary of SBHC, which is a wholly-owned subsidiary of Salomon, and therefore is an affiliate of SBAM. The principal business address of Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham Palace Road, London SWIW OSB, England, and the principal business address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act. The principal business address of SBAM Limited is Victoria Plaza, 111 Buckingham Palace Road, London SWIW OSB, England.

The names, titles and principal occupations of the current directors and executive officers of SBAM Limited are set forth in the following table. The business address of each person listed below except for Messrs. Hyland and Brock is Victoria Plaza, 111 Buckingham Palace Road, London SWIW OSB, England. The business address of Messrs. Hyland and Brock is 7 World Trade Center, New York, New York 10048.


NAME                               TITLE AND PRINCIPAL OCCUPATION
----                               ------------------------------

Michael S. Hyland                  Director/Chairman of SBAM Limited
                                   and Managing Director of Salomon
                                   Brothers Inc

Thomas W. Brock                    Director of SBAM Limited and
                                   Managing Director and Member of
                                   the Management Board of Salomon
                                   Brothers Inc.

Vilas V. Gadkari                   Chief Investment Officer and
                                   Director of SBAM Limited and
                                   Managing Director of Salomon
                                   Brothers Inc.

Joseph V. McDevitt                 Chief Operating Officer and Director
                                   of SBAM Limited

Susan H. Dean                      Finance Officer of SBAM Limited

Beatrice J. Doran                  Vice President and Counsel of SBAM Limited

Upon consummation of the Transaction, SBAM Limited became an indirect wholly-owned subsidiary of Travelers (as discussed under "The Transaction" in Proposal 2.a. above). Travelers has advised the Salomon Brothers/JNL Global Bond Series that it anticipates that SBAM Limited will continue to provide the same level of sub-advisory consulting services as has been provided to the Series prior to consummation of the Transaction.

SECTION 15(f) OF THE 1940 ACT

Section 15(f) of the 1940 Act is available in connection with Travelers' acquisition of indirect control of SBAM Limited. For a discussion of Section 15(f) see "Section 15(f) of the 1940 Act" under Proposal 2.a. above.

EXISTING AND NEW SBAM LIMITED AGREEMENTS

The Existing SBAM Limited Agreement and the New SBAM Limited Agreement are substantially identical. The following description of the New SBAM Limited Agreement is qualified in its entirety by reference to the form of New SBAM Limited Agreement which is marked to indicate changes from the Existing SBAM Limited Agreement and is attached hereto as Exhibit B.

Services to be Performed

Pursuant to the New SBAM Limited Agreement, SBAM Limited, subject to the supervision of SBAM and the Adviser, will continue to manage such investments and determine the composition of such assets of the Salomon Brothers/JNL Global Bond Series as may be agreed from time to time by SBAM and SBAM Limited. As is the case with respect to the Existing SBAM Limited Agreement, it is anticipated that SBAM Limited primarily will provide sub-advisory services with respect to currency transactions and non-dollar denominated debt securities pursuant to the New SBAM Limited Agreement.


Expenses and Advisory Fees

SBAM, and not the Salomon Brothers/JNL Global Bond Series, is responsible for paying SBAM Limited its sub-advisory fee under the New SBAM Limited Agreement. The rate of compensation of SBAM Limited payable by SBAM under the Existing SBAM Agreement is a portion of the fee (such portion herein referred to as the "Subadvisory Consulting Fee") payable to SBAM under the New SBAM Agreement. The Subadvisory Consulting Fee shall be an amount equal to the fee payable under the Sub-Advisory Agreement multiplied by the current value of the net assets of the Designated Portion of the Series and divided by the current value of the net assets of the Designated Portion of the Series and divided by the current value of the net assets of the Series. THE RATE USED TO DETERMINE FEES PAYABLE BY SBAM TO SBAM LIMITED PURSUANT TO THE NEW SBAM LIMITED AGREEMENT IS IDENTICAL TO THE RATE IN THE EXISTING SBAM LIMITED AGREEMENT. The aggregate amount of the fee paid to SBAM Limited for the Salomon Brothers/JNL Global Bond Series' most recent fiscal year under the Existing SBAM Limited Agreement was $____________________.


Duration and Termination

The New SBAM Limited Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods but only so long as such continuance is specifically approved at least annually by (1) a vote of the holders of a majority of the outstanding voting securities of the Series (as defined in the 1940 Act) or by the Trust's Board of Trustees and (2) a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such parties (other than as Trustees of the Trust), by vote cast in person at a meeting duly called for the purpose of voting on such approval. The New SBAM Limited Agreement may be terminated, without penalty, on sixty days' written notice by the Trust or by the Adviser or on ninety days' written notice by SBAM Limited. The New SBAM Limited Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act and the rules thereunder).

The Table of Comparable Fund Information below provides information with respect to the investment companies with similar investment objectives to the Salomon Brothers/JNL Global Bond Series for which SBAM Limited provides sub- advisory services.

NAME OF FUND                                           ANNUAL FEE RATE                         ASSET SIZE
------------                                           ---------------                         ----------
                                                                                               (AS OF 1/31/98)
COMPARABLE TO SALOMON BROTHERS/JNL
GLOBAL SERIES

Salomon Brothers Strategic Bond
 Fund (1)                                              .75%                                        $90,783,706

Salomon Brothers Asset Management                      SBAM Limited is paid by
 Limited (SBAM Limited) acts as                        SBAM, out of its
 Subadviser to this Fund                               management fee, an
                                                       amount equal to the fee
                                                       payable under the
                                                       management contract
                                                       between SBAM and the
                                                       Fund multiplied by the
                                                       current value of net
                                                       assets of the Fund that
                                                       SBAM allocates to SBAM
                                                       Limited.

Salomon Brothers Strategic Bond                        first $50 million-.35%
 Opportunity Series, an investment                     next $150 million-.30%
 portfolio of New England Zenith                       next $300 million-.25%
 Fund (2)                                              over $500 million-.10%                      $75,430,414

Strategic Bond Trust, an                               first $50 million-.35%
 investment portfolio of NASL                          next $150 million-.30%
 Series Trust (2)                                      next $300 million-.25%
                                                       over $500 million-.20%                     $378,739,696

Strategic Income Fund, an                              first $50 million-.35%
 investment portfolio of North                         next $150 million-.30%
 American Funds (2)                                    next $300 million-.25%
                                                       over $500 million-.20%                      $86,026,728

(1) For the last fiscal year, the Sub-Adviser waived certain management fees and voluntarily absorbed certain expenses.

(2) With respect to this Fund, the Sub-Adviser serves as subadvisers and, accordingly the sponsoring investment adviser pays the Sub-Adviser a portion of the total advisory fee.

BOARD OF TRUSTEES' EVALUATION

The Board, including the non-interested Trustees, determined that the approval of the New SBAM Agreement and the New SBAM Limited Agreement on behalf of the Trust will enable the Trust to continue to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the Trust and its Shareholders. The Agreements were approved by the Trustees at its meeting held on November 7, 1997.

The Trustees were also presented with materials furnished by SBAM, SBAM Limited and Travelers. Those materials included financial statements as well as other written information regarding SBAM Limited and Travelers and their personnel, operations and financial condition.

In evaluating the New SBAM Agreement and the New SBAM Limited Agreement, the Trustees focused primarily on the nature, quality and scope of the operations and services to date provided by SBAM and SBAM Limited, which are expected to continue with no change in fees, and the fact that the agreements are substantially identical to the existing agreements. The Board also considered the commitment of Travelers to maintain the services provided to the Salomon Series by SBAM and SBAM Limited. A representative of SBAM attended the Board meeting by telephone to discuss the current intentions of Travelers with respect to SBAM and SBAM Limited. The Board also took into account the following factors: (i) the qualifications of SBAM and SBAM Limited to provide sub-advisory and sub-advisory consulting services, including the credentials and investment experience of their respective officers and employees; (ii) the range of services provided by SBAM and SBAM Limited; and (iii) the appropriateness of the sub-advisory and sub-advisory consulting fees.

In addition to the foregoing primary considerations, the Board considered the likelihood of SBAM's, SBAM Limited's and Travelers's financial stability following the Transaction, particularly in light of the overall experience and reputation of SBAM, SBAM Limited and Travelers and their financial stability, and whether there are any aspects of the Transaction likely to affect the ability of SBAM and SBAM Limited to retain and attract qualified personnel following the Transaction.

Based upon its review, the Board concluded that the New SBAM Sub-Advisory Agreement and the New SBAM Limited Agreement are in the best interest of the Trust and the Trust's Shareholders. Accordingly, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board, including a majority of the non-interested Trustees, approved the New SBAM Agreement and New SBAM Limited Agreement and voted to recommend their approval to the Shareholders of the Trust.

REQUIRED VOTE

Approval of Proposals 2.a. and 2.b. requires the vote of a majority of the outstanding voting securities of a Series as described under "Voting" herein. If these Proposals are not approved, the Trustees of the Trust will formulate or consider alternative plans with regard to the provision of sub-advisory and sub-advisory consulting services to the Salomon Series.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT AND "FOR" APPROVAL OF NEW SUB-ADVISORY CONSULTING AGREEMENT.



                                   PROPOSAL 3

Proposal 3.a. APPROVAL OR DISAPPROVAL OF A MODIFICATION OF THE INVESTMENT POLICY REGARDING DIVERSIFICATION

The Trust has previously adopted certain restrictions and policies relating to the investment of assets of the Series and their activities which are described in the Trust's Statement of Additional Information. Certain of these investment restrictions are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Series affected as defined in "Voting", above. A change in policy affecting only one Series may be implemented with the approval of a majority of the outstanding voting shares of such Series.

Investment Restriction No. 1

Investment Restriction No. 1 currently provides that no Series may:

     (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of the total assets for JNL Capital Growth, JNL Aggressive Growth, Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series, and as to seventy-five percent (75%) of the value of the total assets of the other Series, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the Investment Company Act of 1940, as amended (the "1940 Act")), if immediately after and as a result of such purchase, the value of the holdings of a Series in the securities of such issuer exceeds 5% of the value of such Series' total assets. With respect to the other 50% of the value of its total assets, JNL Capital Growth, JNL Aggressive Growth, Lazard/JNL Small Cap Value and Lazard/JNL Mid Cap Value Series may invest in the securities of as few as two issuers (not to exceed 25% in any one issuer).

Subject to shareholder approval, as described above, the Board of Trustees at its meeting on February 5, 1998, voted to replace Investment Restriction No. 1, above, by adding new language to the section of the Trust's Statement of Additional Information entitled "INVESTMENT RESTRICTIONS APPLICABLE TO ALL SERIES", to read as follows:

"It shall be a fundamental policy that each Series, except the JNL Capital Growth, Lazard/JNL Small Cap Value and Lazard/JNL Mid-Cap Value, shall be a 'diversified company', as such term is defined in the 1940 Act."

The purpose of the proposed modification is to clarify the language regarding diversification. The adoption of this proposal is unlikely to have any impact on the investment techniques employed by the Series.

Proposal 3.b. APPROVAL OR DISAPPROVAL OF THE ELIMINATION OF AN INVESTMENT RESTRICTION PERTAINING TO LIMITATIONS ON THE PERCENTAGE OF SECURITIES WHICH MAY BE BOUGHT OR HELD BY A SERIES OF THE TRUST

Investment Restriction No. 8.

Investment Restriction No. 8 currently provides that no Series may:

     (8) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of all Series or the investment adviser or sub-adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

Investment Restriction No. 8 had been required by state "blue sky" laws. With the adoption of the National Securities Markets Improvement Act of 1996, such Investment Restriction is no longer required. Therefore, subject to shareholder approval as described above, the Board of Trustees at its meeting on February 5, 1998, voted to eliminate this investment restriction.

REQUIRED VOTE

     Approval of Proposals 3.a. and 3.b. requires the vote of a majority of the outstanding voting securities of a Series as described under "Voting" herein.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE MODIFICATION OF THE INVESTMENT POLICY CONCERNING DIVERSIFICATION AND "FOR" THE ELIMINATION OF THE INVESTMENT RESTRICTION REGARDING PERCENTAGE OWNERSHIP OF SECURITIES.



                                   PROPOSAL 4

                     RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

The Board of Trustees, including a majority of the disinterested Trustees, has selected Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, as independent accountants to be employed by the Trust for the year ending December 31, 1998, to report on the financial statements of the Trust. No member of Price Waterhouse LLP or any associate thereof has any direct or indirect financial interest in the Trust or any of its affiliates. Price Waterhouse LLP has served the Trust as independent accountants since the inception of the Trust in 1995.

Audit services performed by Price Waterhouse LLP for the Trust during the year ended December 31, 1997 consisted of the examination of the financial statements of the Trust, consultation on financial accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission and attendance at one meeting of the Audit Committee.

REQUIRED VOTE

An affirmative vote of the holders of a majority of Shares present in person or represented by proxy at the meeting is required to ratify the selection of Price Waterhouse LLP as independent accountants.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                            SUBSTANTIAL SHAREHOLDERS

As of the Record Date, all of the Shares of the Trust were owned by Jackson National Life, Jackson National Separate Account - I, a separate account of Jackson National Life and Jackson National Separate Account-II, a separate account of Jackson National Life. Their shares will be voted in accordance with voting instructions received from Variable Contract owners as described under "Voting." As of the Record Date, the Officers and Trustees of the Trust together owned Variable Contracts which represent less than 1% of the outstanding shares of the Trust.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Trust's Annual Report to Shareholders, which includes audited financial statements of the Trust as of December 31, 1997, may be obtained without charge by calling (800) 322-8257 or writing to the JNL Series Trust Service Center, P.O. Box 25127, Lansing, MI 48909.

                                 OTHER BUSINESS

The  Trustees  know of no other  business  to be  brought  before  the  Meeting.
However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

All Shareholders are urged to mark, date, sign and return the Proxy Card in the enclosed envelope, which requires no postage if mailed in the United States.

                                    By Order of the Board of Trustees,

                                    Thomas J. Meyer
                                    Secretary
Dated: March ___, 1998
       Lansing, Michigan


                                                           EXHIBIT A
                                                           MARKED TO INDICATE
                                                           CHANGES FROM
                                                           EXISTING SUB-
                                                           ADVISORY AGREEMENT



                        INVESTMENT SUB-ADVISORY AGREEMENT

     AGREEMENT executed as of November 28, 1997, by and between JACKSON NATIONAL
                              ------------------
FINANCIAL SERVICES, INC., a Delaware corporation and registered investment adviser ("Adviser"), and SALOMON BROTHERS ASSET MANAGEMENT INC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a "Fund" and collectively the "Funds").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     (a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     (b)  the Trust's By-Laws and amendments thereto;

     (c)  resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

     (f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

          Adviser will promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject always to the supervision of Trust's Board of Trustees and the Adviser, Sub-Adviser will establish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, Sub-Adviser will undertake the duties to the Fund set forth below, and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By- Laws, as amended from time to time, the Trust's Registration Statement, as amended and filed with the SEC, and the stated investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report from time to time as reasonably requested to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds.

          The Sub-Adviser further agrees that it:

     (a) will use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

     (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in all matters and respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     (c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Sub- Adviser will attempt to obtain the best combination of prompt execution of orders in an effective manner and at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable Sub-Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Sub-Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Adviser, Sub-Adviser or any entity which to the knowledge of the Adviser or Sub-Adviser is an affiliated person of either the Trust, Adviser, or Sub-Adviser, except as may be permitted under the 1940 Act;

     (d) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing the representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     (e) will prepare and maintain such books and records with respect to the Funds' securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

     (f) will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

     (g) will receive the research and recommendations of Adviser with respect to the investment and reinvestment of the assets of the Funds.

     4. Expenses. During the term of this Agreement, Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Funds as set forth in this Agreement.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a- 2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     7. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each, but Sub-Adviser cannot assure, and assumes no responsibility for equality among all accounts and customers. Sub-Adviser shall be permitted to bunch or aggregate orders for the Fund(s) with orders for other funds and accounts, and transactions in such securities will be made insofar as feasible, for all funds and accounts in a manner deemed equitable to all. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position or price that the participating Fund(s) may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     By reason of the Sub-Adviser's investment advisory activities and the investment banking and other activities of its affiliates, the Sub-Adviser may acquire confidential information or be restricted from initiating transactions in certain securities. The Adviser acknowledges and agrees that the Sub- Adviser will not be free to divulge to the Adviser, or to act upon, any such confidential information with respect to the Sub-Adviser's performance of this Agreement and that, due to such a restriction, the Sub-Adviser may not initiate a transaction the Sub-Adviser otherwise might have initiated.

     8. Limitation of Liability. Adviser will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

     10. Duration and Termination. This Agreement will become effective upon execution and, unless sooner terminated as provided herein, will continue in effect for two years from such date.

     Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or by Adviser or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against Trust.

     14. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     15. Proprietary Rights. Adviser agrees and acknowledges that Sub- Adviser is the sole owner of the name and mark "Salomon Brothers Asset Management Inc" and that all use of any designation comprised in whole or part of Salomon Brothers Asset Management Inc under this Agreement shall inure to the benefit of Sub-Adviser. The Sub-Adviser hereby authorizes the use of the name and mark Salomon Brothers Asset Management Inc as set forth in Schedule A on behalf of the Funds. Adviser shall not, and Adviser shall use its best efforts to cause the Funds not to, without the prior written consent of Sub- Adviser, make representations regarding Sub-Adviser in any disclosure document, advertisement or sales literature or other materials promoting the Funds. Upon expiration or termination of this Agreement for any reason, Adviser shall as promptly as practicable cause the Funds to cease, all use of any designation comprised in whole or in part of Salomon Brothers Asset Management Inc as soon as reasonably practicable.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                    JACKSON NATIONAL FINANCIAL
                                    SERVICES, INC.


                                    By:___________________________

                                    Name:_________________________

                                    Title:________________________


                                    SALOMON BROTHERS ASSET MANAGEMENT
                                    INC


                                    By:____________________________

                                    Name:__________________________

                                    Title:_________________________


                                   SCHEDULE A
                                      FUNDS

            Salomon Brothers/JNL U.S. Government & Quality Bond Series

                     Salomon Brothers/JNL Global Bond Series




                                  SCHEDULE B
                                 COMPENSATION

           Salomon Brothers/JNL U.S. Government & Quality Bond Series

            Average Daily Net Assets                  Annual Rate
            ------------------------                  -----------

            $0 to $50 million:                          .225%
            $50 million to $150 million:                .225%
            $150 million to $300 million:               .175%
            $300 million to $500 million:               .150%
            Amounts over $500 million:                  .100%


                     Salomon Brothers/JNL Global Bond Series

            Average Daily Net Assets                  Annual Rate
            ------------------------                  -----------

            $0 to $50 million:                          .375%
            $50 million to $150 million:                .350%
            $150 million to $300 million:               .300%
            $300 million to $500 million:               .300%
            Amounts of $500 million:                    .250%




                                                          EXHIBIT B
                                                          MARKED TO INDICATE
                                                          CHANGES FROM THE
                                                          EXISTING SUB-
                                                          ADVISORY CONSULTING
                                                          AGREEMENT



                        SUBADVISORY CONSULTING AGREEMENT

     Agreement  dated as of November 28,  1997,  by and among  JACKSON  NATIONAL
                            ------------------
FINANCIAL SERVICES, INC., a Delaware corporation and registered investment adviser ("JNFSI"), SALOMON BROTHERS ASSET MANAGEMENT INC, a Delaware corporation and registered investment adviser ("SBAM") and SALOMON BROTHERS ASSET MANAGEMENT LIMITED, a company incorporated under the laws of England and registered investment adviser ("SBAM Limited").

     WHEREAS, pursuant to the Sub-Advisory Agreement dated as of February 8, 1995 between SBAM and JNFSI (the "Sub-Advisory Agreement"), SBAM is the Sub-Adviser to the Salomon Brothers/JNL Global Bond Series (the "Fund") a portfolio of JNL Series Trust (the "Trust"), an open-end management investment company comprised of thirteen separate portfolios of investments;

     WHEREAS, SBAM desires to retain SBAM Limited to assist SBAM in furnishing an investment program to the Fund;

     NOW, THEREFORE, in consideration of the mutual agreements herein made, JNFSI, SBAM and SBAM Limited agree as follows:

     1. SBAM hereby employs SBAM Limited to serve as Sub-Adviser Consultation to SBAM with respect to such portion of the assets of the Fund as SBAM shall allocate (the "Designated Portion"), it being contemplated that all of such assets are to be invested in the securities of non-U.S. issuers. SBAM Limited will have full power to direct the investment and reinvestment of the assets of the Designated Portion of the Fund in accordance with the requirements of the Sub-Advisory Agreement, and subject always to the supervision of the Trust's Board of Trustees and JNFSI. SBAM Limited hereby accepts such employment and agrees, for the compensation herein provided, to assume all obligations herein set forth.

     2. SBAM will pay SBAM Limited, as full compensation for all services provided under this Subadvisory Consulting Agreement, a portion of the fee (such portion herein referred to as the "Subadvisory Consulting Fee") payable to SBAM under the Sub-Advisory Agreement. The Subadvisory Consulting Fee shall be an amount equal to the fee payable under the Sub-Advisory Agreement multiplied by the current value of the net assets of the Designated Portion of the Fund and divided by the current value of the net assets of the Fund. The Subadvisory Consulting Fee shall be accrued for each calendar day in the period commencing as of the date first above written and ending on the date on which this Subadvisory Consulting Agreement terminates and the sum of the daily fee accruals shall be paid to SBAM Limited by SBAM at such times and for such periods as SBAM Limited and SBAM shall agree.

     3. In compliance with the requirements of Rule 31a-3 under the Investment Company Act of 1940, as amended, ("1940 Act"), SBAM Limited hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. SBAM Limited further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     4. This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date hereof, and for such successive annual periods thereafter but only so long as each such continuance is specifically approved at least annually by (1) a vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trust's Board of Trustees and (2) a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such parties (other than as Trustees of the Trust), by vote cast in person at a meeting duly called for the purpose of voting on such approval.

     5. This Agreement may be terminated at any time without the payment of any penalty; (1) by a vote of a majority of the entire Board of Trustees of the Trust on sixty (60) days' written notice to SBAM Limited and SBAM; (2) by vote of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on sixty (60) days' written notice to SBAM Limited and SBAM; or (3) by JNFSI, SBAM Limited or SBAM on 60 days' written notice to the Trust.

     This  Agreement  shall   automatically   terminate  in  the  event  of  its
assignment, the term "assignment" for this purpose having the meaning defined in
Section 2(a)(4) of the 1940 Act and the rules thereunder.

     6. Nothing contained herein shall limit the obligations of SBAM under the Sub-Advisory Agreement.

     7. SBAM and SBAM Limited agree to indemnify JNFSI against any claim against, loss or liability to JNFSI (including reasonable attorneys' fees) arising out of any action or omission on the part of SBAM and/or SBAM Limited which constitutes willful misfeasance, bad faith or gross negligence. JNFSI agrees to indemnify SBAM and SBAM Limited against any claim against, loss or liability to SBAM and/or SBAM Limited (including reasonable attorneys' fees) arising out of any action or omission on the part of JNFSI which constitutes willful misfeasance, bad faith or gross negligence.

     8. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced in accordance with the laws of the State of Michigan.

     IN WITNESS WHEREOF, the parties hereto have caused this Subadvisory Consulting Agreement to be executed by their officers thereunto duly authorized.

                                    JACKSON NATIONAL FINANCIAL
                                    SERVICES, INC.


                                    By:_____________________________
                                       Name:________________________
                                       Title:_______________________

                                    SALOMON BROTHERS ASSET
                                    MANAGEMENT INC

                                    By:______________________________
                                       Name:_________________________
                                       Title:________________________


                                    SALOMON BROTHERS ASSET
                                    MANAGEMENT LIMITED


                                    By:_______________________________
                                       Name:__________________________
                                       Title:_________________________

















                                      PROXY
                              [___________ SERIES]
                                       OF
                                JNL SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 1998


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the _______________________ Series of JNL Series Trust ("Trust"),hereby appoints
_______________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on April 24, 1998 at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on April 24, 1998, at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect two trustees to serve until their respective successors are elected and have qualified: Robert A. Fritts and Andrew B. Hopping

     FOR electing both        WITHHOLDING AUTHORITY       ABSTAIN FROM
     (               )         (               )          (          )

     nominees listed except   to vote for all nominees
     as indicated below       listed

To withhold authority to vote for any individual nominee, please write his name below and the number of shares withholding authority to vote for such nominee:


        Name of Nominee                  Amount of Shares Withholding Authority


--------------------------------         --------------------------------------

--------------------------------         --------------------------------------



2.a. (SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES ONLY}

     To approve a new Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc


      FOR (            )  AGAINST (            )  ABSTAIN (           )

2.b. (SALOMON BROTHERS/JNL GLOBAL BOND SERIES ONLY)

     To approve a new Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc and a new Sub-Advisory Consulting Agreement among Jackson National Financial Services Inc., Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited

      FOR (            )  AGAINST (            )  ABSTAIN (           )

3.a. To approve the modification of the investment policy of each Series of the Trust concerning diversification, as described in the accompanying Proxy Statement

      FOR (            )  AGAINST (            )  ABSTAIN (           )

3.b. To approve the elimination of the investment policy of each Series of the Trust concerning percentage ownership of securities, as described in the accompanying Proxy Statement

      FOR (            )  AGAINST (            )  ABSTAIN (           )

4. To ratify the Board of Trustees' selection of Price Waterhouse LLP as the independent accountants of the Trust for the year ending December 31, 1998

      FOR (            )  AGAINST (            )  ABSTAIN (           )


     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 1998


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


____________________________ SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Series:

______ SEPARATE ACCOUNT

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________





_____________________ SERIES ("Series")


             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                  JNL SERIES TRUST TO BE HELD ON APRIL 24, 1998
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     JACKSON NATIONAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all shares of the above-referenced Series of JNL SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on April 24, 1998, at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan and at any adjournment thereof, as indicated on the reverse side.

                              Dated:______________________________________, 1998


NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return.


                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the appropriate box below, using blue or black ink or dark pencil. Do not use red ink.


FOR    WITHHOLDING ABSTAIN
       AUTHORITY
----   ----------  -------

[ ]        [ ]      [ ]        1.  To elect two trustees to serve until their
                               respective successors are elected and have qualified: Robert A. Fritts and Andrew B.
                               Hopping


                                 Both nominees listed above (except as marked to the contrary below).


                                 ----------------------------------------------
                                 (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S) WRITE THE NAME(S) ON THE LINE PROVIDED ABOVE.)

 FOR  AGAINST      ABSTAIN
----  -----------  -------


 [ ]    [ ]          [ ]    2.a. To approve a new Sub-Advisory Agreement
                                 between Jackson National Financial Services,
                                 Inc. and Salomon Brothers Asset Management
                                 Inc

 [ ]    [ ]          [ ]    2.b. To approve a new Sub-Advisory Agreement
                                 between Jackson National Financial Services,
                                 Inc. and Salomon Brothers Asset Management
                                 Inc and a new Sub-Advisory Consulting
                                 Agreement among Jackson National Financial
                                 Services, Inc., Salomon Brothers Asset
                                 Management Inc and Salomon Brothers Asset
                                 Management Limited

 [ ]    [ ]          [ ]    3.a. To approve the modification of the
                                 investment policy of each Series of the
                                 Trust concerning diversification, as
                                 described in the accompanying Proxy Statement

 [ ]    [ ]          [ ]    3.b. To approve the elimination of the investment
                                 policy of each Series of the Trust concerning percentage ownership of securities, as described in the accompanying Proxy Statement

[ ]    [ ]          [ ]     4.   To ratify the Board of Trustees' selection of
                                 Price Waterhouse LLP as the independent
                                 accountants of the Trust for the year ending
                                 December 31, 1998








                   IMPORTANT: Please sign on the reverse side.